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               SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C. 20549




                            FORM 8-K



                         CURRENT REPORT



               Pursuant to Section 13 or 15(d) of
              the Securities Exchange Act of 1934




     Date of Report (Date of earliest event reported)     MARCH 5, 1998

                    NORTHERN STATES POWER COMPANY
     (Exact name of registrant as specified in its charter)



                              MINNESOTA
         (State or other jurisdiction of incorporation)


    1-3034                                             41-0448030
Commission File Number)                  (IRS Employer Identification No.)


        414 NICOLLET MALL, MPLS, MN                55401
 (Address of principal executive offices)        (Zip Code)



     Registrant's telephone number, including area code 612-330-5500


     (Former name or former address, if changed since last report)


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ITEM 5.   OTHER EVENTS

On February 27, 1998, Northern States Power Company announced the redemption of 300,000 shares of its Cumulative Preferred Stock Adjustable Rate Series A and 650,000 shares of its Cumulative Preferred Stock Adjustable Rate B on March 31, 1998. Attached as Exhibit 99.01 is a news release describing the transaction.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

(c)  EXHIBITS

EXHIBIT
  NO.          DESCRIPTION

 99.01         February  27, 1998 News Release from Northern States Power
               Company

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                                    SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      Northern States Power Company
                                      (a Minnesota Corporation)



                                      By   /S/
                                        Edward  J. McIntyre
                                        Vice President and Chief
                                             Financial Officer




Dated: MARCH 5, 1998